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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               November 12, 1997


                AmeriCredit Automobile Receivables Trust 1997-D
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)


        United States                333-36365                  88-0359494
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
    of Incorporation)               File Number)            Identification No.)


c/o AmeriCredit Financial
      Services, Inc.                                               76107
Attention: Chris A. Choate                                    ________________
    200 Bailey Avenue                                            (Zip Code)
    Fort Worth, Texas
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  (Address of Principal
   Executive Offices)


       Registrant's telephone number, including area code (817) 882-7000
                                                          --------------

                   ----------------------------------------

         (Former name or former address, if changed since last report)

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  Item 5.  Other Events
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  In connection with the offering of AmeriCredit Automobile Receivables Trust 1997-D Asset-Backed Notes, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").



  Item 7.  Financial Statements, Pro Forma Financial
           Information and Exhibits.
           -------------------------

  (a)  Not applicable

  (b)  Not applicable


  (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

                              SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    AMERICREDIT AUTOMOBILE RECEIVABLES
                    TRUST 1997-D


                    By:  AmeriCredit Financial Services, Inc., as Servicer



                         By: /s/ Chris A. Choate
                             -----------------------------------------
                             Name:  Chris A. Choate
                             Title: Senior Vice President,
                                    Secretary and General Counsel


Dated:  November 12, 1997

                                 EXHIBIT INDEX
                                 -------------


Exhibit No. Description
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99.1 Related Computational Materials (as defined in Item 5 above) distributed by Credit Suisse First Boston Corporation.